Supplement dated September 28, 2016 to your variable annuity Prospectus dated May 1, 2016 for the variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

The purpose of this supplement is to announce various underlying fund changes.

Liquidation and Transfer of the Pacific Select Fund Absolute Return Portfolio

The Pacific Select Fund (“PSF”) Board of Trustees approved a plan of liquidation (“the Plan”) of the Absolute Return Portfolio and the submission of the Plan for vote by affected Contract Owners. The Plan, if approved, will allow the liquidation of the Absolute Return Portfolio and, as instructed by Pacific Life Insurance Company, transfer to the Fidelity® VIP Government Money Market Portfolio (Service Class).

If the Plan is approved, we anticipate that the proposed liquidation and transfer will occur on or about October 31, 2016 (the “Transfer Date”). No purchases or transfers into the Absolute Return Portfolio will be accepted after the close of business on October 28, 2016. Also, this is not a liquidation of your Variable Annuity Contract.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccount investing in the Absolute Return Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the Absolute Return Subaccount after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Absolute Return Portfolio and Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The liquidation and transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Absolute Return Portfolio Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Absolute Return Portfolio Subaccount will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448 or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the Absolute Return Portfolio are deleted from the Contract Prospectus after the Transfer Date.

The following changes will be made to the Neuberger Berman AMT Absolute Return Multi-Manager Portfolio (Class S):

Effective November 1, 2016, the Neuberger Berman AMT Absolute Return Multi-Manager Portfolio (Class S) Investment Option will be closed to new investors. Starting November 1, 2016, if you have Account Value in that Investment Option and withdraw or transfer out 100% of the Account Value, you will not be able to re-invest in that Investment Option.

The following changes will be made to the PIMCO All Asset All Authority Portfolio (Advisor Class):

Effective November 1, 2016, the PIMCO All Asset All Authority Portfolio (Advisor Class) Investment Option will be closed to new investors. Starting November 1, 2016, if you have Account Value in that Investment Option and withdraw or transfer out 100% of the Account Value, you will not be able to re-invest in that Investment Option.

Pacific Select Fund Portfolio Investment Goal Change

Effective September 1, 2016, the investment goal for the Dividend Growth Portfolio changed to the following:

Seeks dividend income and long-term capital appreciation.

Pacific Select Fund Portfolio Name Change

Effective October 31, 2016, the name of the Small-Cap Growth Portfolio will change to the Developing Growth Portfolio.

All references in the Contract Prospectus to the Small-Cap Growth Portfolio are replaced with the Developing Growth Portfolio.

Pacific Select Fund Portfolio Manager/Subadviser Change

Effective November 1, 2016, the Manager/Subadviser for the Technology Portfolio will change from Ivy Investment Management Company to MFS Investment Management.

Form No.	VASUP0916